CLASS A COMMON STOCK                                       CLASS A COMMON STOCK

                                  YUASA, INC.

PAR VALUE $0.01                                                CUSIP 988172 10 2
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

  THIS CERTIFIES THAT





  IS THE OWNER OF

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

  Yuasa, Inc. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
                             IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.
                     Dated:

YUASA, INC, CORPORATE
SEAL 1998 PENNSYLVANIA
                                  Secretary           Vice Chairman and Chief
                                                      Executive Officer

                                  COUNTERSIGNED AND REGISTERED:
                                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                TRANSFER AGENT
                                                                AND REGISTRAR
                                  BY
                                                          AUTHORIZED SIGNATURE
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                                  YUASA, INC.

A FULL STATEMENT OF THE DESIGNATION AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF STOCK MAY BE OBTAINED FROM THE CORPORATION BY ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT -   Custodian
                                                              (Cust)   (Minor)
TEN ENT - as tenants by the entireties
                                            under Uniform Gifts to Minors Act
JT TEN  - as joint tenants with right
          of survivorship and not as        ---------------------------------
          tenants in common                               (State)

    Additional abbreviations may also be used though not in the above list

For value received,______________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
  [________________________________________]

________________________________________________________________________________
            (Please print or typewrite name and address including
                          postal zip code of assignee)

________________________________________________________________________________

__________________________________________________________________________shares represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:___________________________

                                  Signature(s)__________________________________
                                              NOTICE: The signature(s) to this
                                              assignment must correspond with
                                              the name as written upon the face
                                              of the Certificate, in every
                                              particular, without alteration or
                                              enlargement, or any change
                                              whatever.


Signature Guaranteed By:


___________________________________